UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2006

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA	1-7160	31-1101097
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2831 Dexter Drive, Elkhart, Indiana	46514
(Address of Principal Executive Offices)	(Zip Code)

(574) 262-0123

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 31, 2006, the Registrant entered into identical Restricted Stock Award Agreements with certain of its employees. The agreements are governed by the Registrant’s 2000 Omnibus Stock Plan.

The agreements provide for the award of restricted shares to the participant. Participants will earn restricted shares based on attainment of certain performance goals for the calendar year 2006. The performance goals consist of target levels of pre-tax profits, either for the Registrant as a whole or one of the participant’s business units, as appropriate. As the Company or business unit meets 50%, 75% or 100% of the performance goal established, the participants will earn the corresponding percentage of their restricted shares. To the extent the Company or business unit meets the performance goals for the year, and the participant remains employed by the Company during the vesting period, the earned restricted shares will vest and be delivered to the Participants over a three-year vesting period: one-third on January 1, 2007, one-third on January 1, 2008 and one-third on January 1, 2009.

If a change of control of the Registrant occurs during 2006, the participant will be deemed to have met 50% of the performance goal and will earn 50% of the participant’s restricted shares. However, if the pro rata percentage of the performance goal is greater than 50% for the portion of the year in which the change in control occurs, the participants will be deemed to have earned that corresponding percentage of shares. All such shares deemed to be earned pursuant to this paragraph will vest immediately upon the change of control. If a change of control of the Registrant occurs after 2006 but before all restricted shares have vested, all earned but unvested shares will vest immediately upon the change of control.

The maximum number of restricted shares that each of the Registrant’s executive officers may earn pursuant to Restricted Stock Award Agreements between them and the Registrant are as follows:

Executive Officer’s Name and Title	Maximum Number of Restricted Shares Awarded
Claire C. Skinner Chairman of the Board and Chief Executive Officer	12,000

Michael R. Terlep, Jr. President, Coachmen RV Group, and President, Coachmen Recreational Vehicles Company, LLC	12,000

Richard M. Lavers Executive Vice President, General Counsel, Secretary, Chief Financial Officer and Chief Administrative Officer	12,000

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not Applicable

(c) Not Applicable

(d) Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date: April 3, 2006	By:	/s/ Richard M. Lavers
Richard M. Lavers, Executive Vice President